The Board of Trustees of the MFS Core Growth Fund (“Core Growth Fund”) has approved the proposed reorganization of the Core Growth Fund into the MFS Growth Fund (“Growth Fund”). The proposed transaction is subject to approval by the shareholders of the Core Growth Fund at a shareholders’ meeting expected to be held in August 2011. No assurance can be given that the reorganization will occur.

Under the terms of the proposed Agreement and Plan of Reorganization, the Core Growth Fund’s assets and liabilities would be transferred to the Growth Fund in return for shares of the Growth Fund with equal total net asset value as of the valuation date. These Growth Fund shares would be distributed pro rata to shareholders of the Core Growth Fund in exchange for their Core Growth Fund shares. Current Core Growth Fund shareholders would thus become shareholders of the Growth Fund and receive shares of the Growth Fund with a total net asset value equal to that of their shares of the Core Growth Fund at the time of the reorganization. The proposed transaction is expected to be a tax-free event for federal income tax purposes.

The investment objective of the Growth Fund is to seek capital appreciation. The fund’s objective may be changed without shareholder approval.

MFS (Massachusetts Financial Services Company, the Growth Fund’s investment adviser) normally invests the Growth Fund's assets primarily in equity securities.  MFS focuses on investing the Growth Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies).  MFS may invest the Growth Fund’s assets in companies of any size and may also invest the fund’s assets in foreign securities.

A full description of the Growth Fund and the terms of the proposed reorganization will be contained in a combined prospectus/proxy statement, which is expected to be mailed to shareholders of the Core Growth Fund on or about June 30, 2011.

In light of the proposed transaction, sales of Core Growth Fund shares and exchanges into this fund are expected to be suspended on or about August 19, 2011.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Growth Fund, nor is it a solicitation of any proxy.  For more information regarding the Growth Fund, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-2606.  The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission’s website (http://www.sec.gov).  Please read the prospectus/proxy statement carefully before making any investment decisions.

Effective immediately, the sub-section entitled “Purchase and Sale of Fund Shares” under the main heading “Summary of Key Information” is restated in its entirety as follows:

Purchase and Sale of Fund Shares
The Board of Trustees of the fund has approved the proposed reorganization of the fund into the MFS Growth Fund. The proposed transaction is subject to approval by the shareholders of the fund at a shareholders’ meeting expected to be held in August 2011. No assurance can be given that the reorganization will occur.

A full description of the MFS Growth Fund and the terms of the proposed reorganization will be contained in a combined prospectus/proxy statement, which is expected to be mailed to shareholders of the fund on or about June 30, 2011.

In light of the proposed transaction, sales of fund shares and exchanges into this fund are expected to be suspended on or about August 19, 2011.

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight mail (MFS Service Center, Inc. (MFSC), c/o Boston Financial Data Services, 30 Dan Road, Canton, MA  02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class W, Class R1, Class R2, Class R3, Class R4	None	None